Exhibit 99.1

ASX / MEDIA RELEASE

Limeade Reports Third Quarter 2022 Financial Results

Third Quarter Adjusted Revenue of $14.5 million, Company Reaffirms Guidance Despite Macroeconomic Headwinds

SYDNEY, Australia and Bellevue, Washington. – 11 November 2022 – Limeade (ASX: LME, or the Company), an immersive employee well-being company that creates healthy employee experiences, today announced financial results for the third quarter ended 30 September 2022. Limeade CEO Henry Albrecht said, “We’re energized by year-over-year growth in Adjusted Revenue and Adjusted EBITDA despite macroeconomic headwinds. Looking ahead, the combination of our late-stage sales pipeline and our ongoing investments in operational excellence reinforce our confidence in our path to sustained positive cash flow.” 1

Third Quarter 2022 Highlights:
a.Adjusted revenue: $14.5 million, flat year-over-year
b.Adjusted EBITDA: $(0.3) million, up $1.8 million year-over-year
c.Cash and cash equivalents: Cash and cash equivalents were $1.7 million at 30 September 2022 reflecting the seasonality. Note cash at 31 October 2022 was $4.6 million.
d.The Company reaffirms its guidance for the full year of adjusted revenue of $55-58 million, adjusted EBITDA of negative $6-8 million and GAAP net loss after tax of $11-14 million1

Limeade CEO Henry Albrecht continued, “With improved customer retention, the addition of key leaders like President & COO Dave Smith and CTO Alan Saporta, and intense focus on our core priorities, we are well-positioned to navigate the ongoing macroeconomic uncertainty with resilience.”

1The guidance provided above represent forward-looking statements and actual results may differ materially. Refer to the “Forward-Looking Statements” section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements

About Limeade:
Limeade is an immersive employee well-being company that creates healthy employee experiences. Limeade Institute science guides its industry-leading software and its own award-winning culture. Today, millions of users in over 100 countries use Limeade solutions to navigate the future of work. By putting well-being at the heart of the employee experience, Limeade reduces burnout and turnover while increasing well-being and engagement — ultimately elevating business performance. To learn more, visit www.limeade.com

Forward-Looking Statements:
This press release by Limeade, Inc (“Limeade”, the “Company”, “we”, “us”, or similar terms) contains forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “believe”, “may”, “will”, “potentially”, “estimate”, “continue”, “anticipate”, “intend”, “could”, “would”, “project”, “target”, “plan”, “expect”, and similar expressions. You should not put undue reliance on any forward-looking statements. There are a significant number of factors that could cause our actual results, performance or achievement to differ materially and adversely from the statements made in this press release, including: competition in our market; our ability to attract new customers and renew and expand sales to existing customers; our ability to effectively introduce enhancements to our platform; our ability to maintain data privacy and security; our ability to effectively manage growth; our ability to expand internationally; unfavorable conditions in our industry and other general market, political, economic, and business conditions, including those related to the continuing impact of COVID-19, heightened inflation and rising interest rates. For more information regarding the risks and uncertainties that could cause actual results, performance, or achievement to differ materially and adversely from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of our Securities and Exchange Commission (the “SEC”) filings that we may file from time to time, copies of which are available on our website at https://investors.limeade.com and on the SEC’s website at www.sec.gov. You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to us as at the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect new information
Limeade, Inc. │ ARBN 637 017 602 │ 10885 NE 4th Street ∙ Suite 400 ∙ Bellevue ∙ WA 98004

or the occurrence of unexpected events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements.

Non-GAAP Financial Measures:
Limeade uses certain non-GAAP financial measures in this release. Limeade uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Limeade believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Limeade uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Limeade defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, non-cash expenses related to debt agreements, capitalization of internally developed software, non-recurring costs associated with restructurings, and certain professional fees that the Company has incurred that relate to one-time events. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding.

Adjusted EBITDA. Limeade defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation, amortization of internally developed software and intangible assets, capitalization of internally developed software, impairment of goodwill and long-lived assets, benefit from or provision for income taxes, other income, net, non-recurring costs associated with restructurings, and certain professional fees that the Company has incurred in responding to third-party subpoenas that the Company has incurred related to one-time events. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Limeade believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Limeade, Inc. │ ARBN 637 017 602 │ 10885 NE 4th Street ∙ Suite 400 ∙ Bellevue ∙ WA 98004

Limeade, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(in thousands, except shares and per share data)

	September 30, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$1,730	$13,939
Accounts receivable, net of allowance for doubtful accounts of $71 and $93, respectively	13,317	8,709
Capitalized sales commissions	355	271
Prepaid expenses and other current assets	6,196	5,433
Total current assets	21,598	28,352
Property and equipment, net	353	441
Capitalized software development costs, net	12,600	8,895
Capitalized sales commissions, net of current portion	439	399
Operating lease right-of-use assets	1,585	2,638
Goodwill	8,562	8,562
Intangible assets, net	3,104	3,926
Other non-current assets	338	327
Total assets	$48,579	$53,540

Liabilities and stockholders' equity
Current liabilities
Trade payables	$3,561	$2,058
Accrued expenses and other current liabilities	11,000	10,703
Operating lease liabilities	1,545	1,531
Deferred revenue	14,978	13,528
Customer deposits	4,186	2,578
Acquisition earnout liability	—	110
Total current liabilities	35,270	30,508
Operating lease liabilities, net of current portion	210	1,363
Revolving Credit Facility	2,450	—
Acquisition earnout liability, net of current portion	—	790
Deferred tax liability	28	10
Total liabilities	37,958	32,671
Commitments and contingencies (Note 9)
Stockholders' equity
Preferred stock (no par value, 10,000,000 shares authorized, zero shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively)	—	—
Common stock (no par value, 550,000,000 shares authorized, 256,687,318 and 253,621,067 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively)	—	—
Additional paid-in capital	72,266	70,241
Accumulated other comprehensive income	188	35
Accumulated deficit	(61,833)	(49,407)
Total stockholders' equity	10,621	20,869
Total liabilities and stockholders' equity	$48,579	$53,540
Limeade, Inc. │ ARBN 637 017 602 │ 10885 NE 4th Street ∙ Suite 400 ∙ Bellevue ∙ WA 98004

Limeade, Inc.
Condensed Consolidated Statement of Operations
(Unaudited)
(in thousands, except shares and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue:
Subscription services	$14,024	$13,464	$39,742	$38,611
Other	428	601	1,361	2,320
Total revenue	14,452	14,065	41,103	40,931
Cost of revenue	4,246	3,859	12,945	10,855
Gross profit	10,206	10,206	28,158	30,076
Operating expenses:
Sales and marketing	3,704	4,788	13,474	12,839
Research and development	5,170	5,579	17,386	14,925
General and administrative	3,492	3,196	10,413	8,806
Total operating expenses	12,366	13,563	41,273	36,570
Loss from operations	(2,160)	(3,357)	(13,115)	(6,494)
Other income (expense), net	823	(64)	803	(92)
Loss before income taxes	(1,337)	(3,421)	(12,312)	(6,586)
Income tax benefit (expense)	(31)	(1)	(114)	(18)
Net loss	$(1,368)	$(3,422)	$(12,426)	$(6,604)
Net loss per share attributable to common stockholders, basic and diluted	$(0.01)	$(0.01)	$(0.05)	$(0.03)
Weighted-average shares of common stock outstanding, basic and diluted	255,626,349	250,913,640	254,793,050	249,781,906
Limeade, Inc. │ ARBN 637 017 602 │ 10885 NE 4th Street ∙ Suite 400 ∙ Bellevue ∙ WA 98004

Limeade, Inc.
Condensed Consolidated Statements of Cash Flow
(Unaudited)
(in thousands)

	Nine Months Ended September 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(12,426)	$(6,604)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	2,246	1,411
Stock-based compensation	1,956	1,567
Non-cash operating lease expense	1,053	(407)
Amortization of capitalized sales commissions	223	—
Change in fair value of acquisition earnout liability	(900)	—
Foreign currency transactions	(33)	(24)
Changes in operating assets and liabilities
Accounts receivable	(4,608)	(2,272)
Prepaid expenses and other current assets	(763)	(1,513)
Capitalized sales commission	(346)	—
Other non-current assets	7	(185)
Trade payables	1,501	(1,120)
Accrued expenses and other current liabilities	513	312
Deferred revenue	1,450	1,137
Customer deposits	1,609	1,426
Operating lease liabilities	(1,140)	891
Net cash used in operating activities	(9,658)	(5,381)
CASH FLOWS FROM INVESTING ACTIVITIES
Capitalized software development costs	(4,894)	(2,333)
Purchases of property and equipment	(152)	(84)
Cash paid for TINYpulse acquisition	—	(9,092)
Net cash used in investing activities	(5,046)	(11,509)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under revolving credit facility	2,500	—
Repayments under revolving credit facility	(50)	—
Proceeds from exercise of stock options	69	521
Net cash provided by financing activities	2,519	521
Foreign currency effect on cash and cash equivalents	(24)	(23)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(12,209)	(16,392)
CASH AND CASH EQUIVALENTS
Beginning of period	13,939	31,497
End of period	$1,730	$15,106
SUPPLEMENTAL CASH FLOW DISCLOSURES:
Cash paid for interest	$16	$1
Cash paid for taxes	$15	$18
NON-CASH OPERATING, INVESTING, AND FINANCING ACTIVITIES
Property and equipment included in accounts payable	$—	$5
Fair value of acquisition earnout liability	$—	$900

Limeade, Inc. │ ARBN 637 017 602 │ 10885 NE 4th Street ∙ Suite 400 ∙ Bellevue ∙ WA 98004

Limeade, Inc.
Reconciliation of Non-GAAP Measures
(Unaudited)
(in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Gross Profit (GAAP)	$10,206	$10,206	$28,158	$30,076
Plus Stock-based compensation	97	101	283	289
Plus Amortization of internally developed software	402	265	1,189	796
Gross Profit (Non-GAAP)	$10,705	$10,572	$29,630	$31,161

Operating Loss (GAAP)	(2,160)	(3,357)	(13,115)	(6,494)
Plus Stock-based compensation	653	472	1,673	1,278
Plus Acquisition-related expenses	—	236	—	351
Plus SEC registration expenses	490	—	1,109	—
Operating Loss (Non-GAAP)	(1,017)	(2,649)	(10,333)	(4,865)

Net Loss (GAAP)	(1,368)	(3,422)	(12,426)	(6,604)
Plus Stock-based compensation	750	573	1,956	1,567
Plus Amortization of internally developed software	402	265	1,189	796
Plus Acquisition-related expenses	—	236	—	351
Plus SEC registration expenses	490	—	1,109	—
Net Loss (Non-GAAP)	274	(2,348)	(8,172)	(3,890)

Net Loss	(1,368)	(3,422)	(12,426)	(6,604)
Depreciation	51	58	166	186
Amortization	668	433	1,994	1,151
Provision for income taxes	31	1	114	18
Stock-based compensation	750	573	1,956	1,567
Acquisition-related expenses	—	236	—	351
SEC registration expenses	490	—	1,109	—
Write off of earnout liability	(900)	—	(900)	—
Reduction in force	—	—	100	—
Other income, net	(34)	(17)	(78)	(51)
Adjusted EBITDA	(312)	(2,138)	(7,965)	(3,382)

Revenue (GAAP)	14,452	14,065	41,103	40,931
Purchase accounting adjustment to TINYpulse revenue	21	495	375	495
Adjusted Revenue (Non-GAAP)	14,473	14,560	41,478	41,426
Limeade, Inc. │ ARBN 637 017 602 │ 10885 NE 4th Street ∙ Suite 400 ∙ Bellevue ∙ WA 98004